Exhibit 13.01

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Linx (the “Company”), do hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the fiscal years ended December 31, 2019of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2020	Linx S.A.

/s/ Alberto Menache
Name: Alberto Menache
Title: Chief Executive Officer

Date: May 15, 2020	Linx S.A.

/s/ Antonio Ramatis Fernandes Rodrigues
Name: Antonio Ramatis Fernandes Rodrigues
Title: Chief Financial Officer